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[LOGO] ma(c)rovision                                     Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 562-8400 Main
                                                              (408) 567-1800 Fax


FOR IMMEDIATE RELEASE
---------------------

                         MACROVISION CORPORATION REPORTS
                      RESULTS FOR THE FIRST QUARTER OF 2005

           COMPANY ACHIEVES RECORD FIRST QUARTER REVENUES AND EARNINGS


SANTA CLARA, CALIF. (BUSINESS WIRE)--May 2, 2005--Macrovision Corporation (Nasdaq: MVSN) announced today first quarter 2005 net revenues of $51.3 million, an increase of 35% compared to $38.0 million in the first quarter of 2004. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense, impairment gains and losses on investments, and adjustments for changes to our tax rate, as applicable) were $11.5 million. Pro forma diluted earnings per share for the quarter were $0.22. The Company generated $15.1 million of cash from operations and its ending cash and cash equivalents, short-term investments and long term marketable securities were $265.2 million.

GAAP net income for the first quarter of 2005 was $5.5 million which includes a charge of $5.8 million as a result of writing down an investment in Digimarc to market. Diluted GAAP earnings per share for the quarter were $0.11.

"We are very pleased with our first quarter results," said Bill Krepick, President and CEO at Macrovision. "Our software business turned in a strong performance and for the first time our software technologies' revenues exceeded our entertainment technologies revenues. We increased our customer base for both our new Hawkeye(TM) peer-to-peer anti-piracy service and our RipGuard DVD(TM) anti-ripping product. We are pleased that we were able to manage our costs even in the face of additional Sarbanes Oxley expenses and continued investment in new products and in the integration of our acquired products. We were also pleased that we filed our first 10-K under the rules governed by Sarbanes Oxley, and we received an unqualified opinion from our independent registered public accounting firm on our internal controls."

Krepick continued, "Looking ahead, we are confirming our FY2005 guidance for revenues to be between $220 and $230 million, but increasing our guidance for pro forma EPS which we expect to be in the $1.05-$1.07 range, and GAAP earnings per share in the range of $0.83-$0.86. For Q2 2005, we are estimating that our revenues will be in the range of $47 -$49 million and our pro forma EPS will be in the range of $0.15-$0.17. Our forecasts take into account the fact that we have a number of new products that we expect will slowly gain traction as the year progresses and will culminate in a strong Q4, which will reflect historical seasonality in both of our business units. These projections include the impact of the InstallShield(R) acquisition for the full year."


MVSN 1Q05 EARNINGS RELEASE        --MORE--
MAY 2, 2005

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Immediately following the Q1 2005 earnings release, Macrovision will hold an investor conference call on May 2, 2005, from 5:00 p.m. to 6:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-219-6110 (OR INTERNATIONAL +1 303-262-2050) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on May 2, 2005 at 5:00 p.m. ET. Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's earnings conference call can be accessed until June 1, 2005.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11028650#. Access to the replay is available through May 3, 2005.

ABOUT MACROVISION
Macrovision develops and markets content value management and software value management technologies for the home video, PC games, music, cable/satellite, consumer software, and enterprise software industries. Macrovision holds a total of 187 issued or pending United States patents and 1129 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with other offices in Schaumburg, Illinois, the United Kingdom, Amsterdam, Frankfurt, Tel Aviv, Tokyo, Hong Kong, Taipei and Seoul.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

(C) 2005 Macrovision Corporation. Macrovision, FLEXnet, Hawkeye, InstallShield and RipGuard DVD are registered trademarks or trademarks of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Krepick, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs,


MVSN 1Q05 EARNINGS RELEASE        --MORE--
MAY 2, 2005

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consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2004 and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Macrovision uses pro forma condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment gains and losses on investments, and adjustments for changes to the tax rate) are excluded from the pro forma earnings calculation. The Company believes this presentation is more indicative of its ongoing operational performance.The tables below present the differences between pro forma earnings and GAAP net income on an absolute and per share basis.



                                      # # #

INVESTOR CONTACT:
George Monk
Macrovision Corporation
+1 (408) 562-8400
ir-info@macrovision.com




MVSN 1Q05 EARNINGS RELEASE        --MORE--
MAY 2, 2005

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

                    MACROVISION CORPORATION AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     THREE MONTHS
                                                                    ENDED MARCH 31,
                                                        -----------------------------------------
                                                               2005                  2004
                                                        -------------------    ------------------
Net Revenues                                                       $51,257               $37,982
Costs and expenses:
    Costs of revenues, including amortization of                     7,794                 3,084
     intangibles of $2,416 and $779 for the three
     months ended March 31, 2005 and 2004,
     respectively
    Research and development                                         8,697                 5,587
    Selling and marketing                                           12,922                 8,556
    General and administrative                                       8,426                 5,513
       Deferred compensation expense relating to                        --                   185
Globetrotter
    Impairment losses (gains) on investments, net                    5,726               (1,040)
                                                        -------------------    ------------------

       Total costs and expenses                                     43,565                21,885
                                                        -------------------    ------------------

Income before interest and income taxes                              7,692                16,097
Interest and other income, net                                         937                   728
                                                        -------------------    ------------------

Income before income taxes                                           8,629                16,825
Income taxes                                                         3,162                 6,057
                                                        -------------------    ------------------

Net income                                                         $ 5,467               $10,768
                                                        ===================    ==================

Diluted earnings per share                                         $  0.11               $  0.21
                                                        ===================    ==================

Shares used in computing diluted earnings per share                 51,341                50,210
                                                        ===================    ==================


                    MACROVISION CORPORATION AND SUBSIDIARIES
 PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      THREE MONTHS
                                                                    ENDED MARCH 31,
                                                        -----------------------------------------
                                                               2005                  2004
                                                        -------------------    ------------------

Net income                                                         $ 5,467              $ 10,768
Add:
   Adjustment to pro forma tax rate                                    358                    --
   Amortization of intangibles from acquisitions (net                1,790                   647
   of taxes)
   Deferred compensation expense relating to                            --                   185
   Globetrotter
   Impairment losses (gains) on investments, net                     3,865                 (670)
   (net of taxes)
                                                        -------------------    ------------------

Pro forma net income                                               $11,480               $10,930
                                                        ===================    ==================

Diluted earnings per share reconciliation:
Net income                                                         $  0.11               $  0.21
Add:
   Adjustment to pro forma tax rate                                   0.01                    --
   Amortization of intangibles from acquisitions (net                 0.03                  0.01
   of taxes)
   Deferred compensation expense relating to                             --                 0.01
   Globetrotter
   Impairment losses on investments, net of gains                     0.07                 (0.01)
   (net of taxes)
                                                        -------------------    ------------------

    Pro forma diluted earnings per share                           $  0.22               $  0.22
                                                        ===================    ==================

Shares used in computing diluted earnings per share                 51,341                50,210
                                                        ===================    ==================

NOTES:
(1) Pro forma results for the three ended March 31, 2005 and 2004 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, and impairment gains and losses on investments. These costs were $6,013 for the three month period ended March 31, 2005, net of taxes when applicable, using the Company's pro forma tax rate. The amortization expense for capitalized TTR patents included in cost of revenues was $236 for the three months ended March 31, 2005. The format presented above is not in accordance with Generally Accepted Accounting Principles.


MVSN 1Q05 EARNINGS RELEASE        --MORE--
MAY 2, 2005

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

                    MACROVISION CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 (IN THOUSANDS)


                                                             MARCH 31,               DECEMBER 31,
                                                               2005                     2004
                                                      -----------------------   ----------------------
ASSETS
    Cash and cash equivalents                                      $ 113,740                $ 104,957
    Restricted cash                                                       --                      859
    Short-term investments                                           122,449                  101,299
    Accounts receivable, net                                          39,047                   41,468
     Prepaid expenses and other assets                                13,976                   12,643
                                                      -----------------------   ----------------------

       Total Current Assets                                          289,212                  261,226

    Property and equipment, net                                        9,381                    9,295
    Long-term marketable investment securities                        29,024                   47,414
    Goodwill                                                          74,188                   74,529
     Other intangibles from acquisitions, net                         28,724                   31,185
    Deferred tax assets                                               17,033                   17,151
    Patents and other assets                                          11,537                   11,673
                                                      -----------------------   ----------------------
       TOTAL ASSETS                                                $ 459,099                $ 452,473
                                                      =======================   ======================

LIABILITIES
    Accounts payable                                               $   5,127                $   5,907
    Accrued expenses and income taxes payable                         27,558                   32,639
    Deferred revenue                                                  18,032                   14,604
                                                      -----------------------   ----------------------

       Total Current Liabilities                                      50,717                   53,150

     Other liabilities                                                 1,553                      979
                                                      -----------------------   ----------------------

       TOTAL LIABILITIES                                              52,270                   54,129

STOCKHOLDERS' EQUITY                                                 406,829                  398,344
                                                      -----------------------   ----------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $ 459,099                $ 452,473
                                                      =======================   ======================

MVSN 1Q05 EARNINGS RELEASE            --END--
MAY 2, 2005